TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 2

dated March 1, 2018 to the Statement of Additional Information (“SAI”) dated May 1, 2017

Janice C. Eberly has been appointed to the Management Committee of TIAA Separate Account VA-1 (the “separate account”). Effective immediately, the total number of Managers as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Management Committee leadership structure and related matters” of the sub-section entitled “The Management Committee” of the section entitled “Management of the separate account” on page 13 of the SAI is hereby increased from nine to ten.

Effective immediately, the following entry is hereby added in the “Disinterested Managers” chart currently appearing under the section entitled “Management of the separate account” beginning on page 16 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2018.	John L. and Helen Kellogg Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011; since 2013), Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance, and public economic policy.	88	Board Member, Office of Finance of the Federal Home Loan Banks.

Phillip T. Rollock no longer serves as an officer of the separate account. Effective immediately, the following entry hereby replaces in its entirety the entry for Phillip T. Rollock in the chart currently appearing under the sub-section entitled “Officers” of the section entitled “Management of the separate account” on page 18 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director, Corporate Secretary of TIAA and the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein LP.

Effective immediately, the following entry is hereby added to the chart currently appearing under the sub-section entitled “Equity ownership of Managers” of the section entitled “Management of the separate account” on page 19 of the SAI:

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies
Janice C. Eberly*	None	None
*	As of December 31, 2017

As she was not yet a Manager, Prof. Eberly received no compensation from the separate account and the TIAA-CREF Fund Complex during the fiscal year ended December 31, 2016. Prof. Eberly will serve as a member of the Audit and Compliance Committee, Investment Committee and Corporate Governance and Social Responsibility Committee. Effective immediately, Prof. Eberly is added to the lists of current members of such Management Committee committees in sections (1)-(3) currently appearing under the sub-section entitled “Committees” of the section entitled “Management of the separate account” on page 20 of the SAI.

A40230 (3/18)